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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): October 25, 2001

                                 DRUGMAX, INC.
                         (formerly DrugMax.com, Inc.)
            (Exact name of registrant as specified in its charter)

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                   STATE OF NEVADA                             1-15445                          34-1755390
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
   (State or other jurisdiction of incorporation)       (Commission File Number)     (I.R.S. Employer Identification No.)
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                          12505 Starkey Road, Suite A
                             Largo, Florida  33773
                   (Address of principal executive offices)

      Registrant's telephone number, including area code:  (727) 533-0431


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On October 25, 2001, Discount Rx, Inc. (the "Buyer"), a wholly-owned subsidiary of DrugMax, Inc. (the "Company"), purchased (the "Purchase") substantially all of the assets of Penner & Welsch, Inc. ("Penner"), a wholesale distributor of pharmaceuticals based in Louisiana (the "Seller"), pursuant to an Agreement for the Purchase and Sale of Assets dated October 12, 2001 ("the Agreement"). As previously reported by the Company, the Seller was a Chapter 11 debtor which had voluntarily filed for Chapter 11 protection in the US Bankruptcy Court for Eastern Division of Louisiana. Pursuant to the Agreement, the Seller received an aggregate of 125,418 shares of restricted common stock of the Company, valued at $5.98 per share, and cash in the amount of $285,615, and forgiveness of $1,525,637 in trade accounts payable owed to the Buyer. The source of the funds used to acquire the Seller's assets was the working capital of the Company. The Agreement, including the nature and amount of the consideration paid to the Seller, was negotiated between the parties and, on October 15, 2001, was approved by the US Bankruptcy Court, Eastern Division of Louisiana.

     Simultaneous with the execution of the Agreement, both the Management Agreement and the Financing and Security Agreement between Buyer and Seller, pursuant to which the Buyer was managing and financing the operations of the Seller during the resolution of the bankruptcy proceedings, were terminated. In addition, in connection with the conclusion of the bankruptcy proceedings, McKesson HBOC filed a motion to dismiss its complaint against the Company and the Buyer related to the bankruptcy proceedings and the Agreement.


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     The Company and the Buyer intend to continue to operate the business of the
Seller under Valley Drug Company South.

     The description of the transactions described above is qualified in its entirety by reference to the Agreement and other documents referred to herein, copies of which are being filed as exhibits hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements.

     As of the date of filing of this current report on Form 8-K, it is impracticable for the Company to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after the date that this Form 8-K was required to be filed.

(b)  Pro Forma Financial Information.

     As of the date of the filing of this current report on Form 8-K, it is impracticable for the Company to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial information shall be filed by amendment to this Form 8-K no later than 60 days after the date that this Form 8-K was required to be filed.

(c)  Exhibits.

     The exhibits to this report are listed in the Exhibit Index set forth elsewhere herein.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DRUGMAX, INC.


                                        By: /s/ William L. LaGamba
                                           -----------------------------------
                                           William L. LaGamba, President and
                                           Chief Operating Officer

Dated:  November 8, 2001
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                                 EXHIBIT INDEX



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Exhibit No.                Description
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2.1                        Agreement for Purchase and Sale of Assets between Discount Rx, Inc.
                           and Penner & Welsch, Inc., dated October 12, 2001.

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